ALLIANCE TECHNOLOGY FUND

ANNUAL REPORT
NOVEMBER 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 Alliance Technology Fund
_______________________________________________________________________________

January 25, 2000

Dear Shareholders:

We are pleased to provide an update of the Alliance Technology Fund's performance and investment activity for the annual reporting period ended November 30, 1999.

INVESTMENT RESULTS
The following table provides your Fund's investment results for the six- and twelve-month periods ended November 30, 1999. For comparison, we have also included performance for the S&P 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the Pacific Stock Exchange ("PSE") High Technology Index, a measure of the overall U.S. technology and science sector, and the Lipper Science and Technology Fund Index (the "Lipper Index"), which is a performance index of the largest qualifying funds that have a science and technology investment objective.

As shown, during the six- and twelve-month periods ended November 30, 1999, your Fund substantially outperformed the S&P 500 Stock Index, but underperformed the PSE High Technology Index and the Lipper Index.

The Fund was up significantly in its fiscal year ending November 30, 1999. The fact that it increased less than the PSE High Technology Index reflects our view that in this time of stock market exuberance, it is more important than ever to own a diversified list of companies with solid track records and proven business models. In contrast, 1999 was a year when many less-mature technology companies received valuations much richer than their established competitors.


INVESTMENT RESULTS*
Periods Ended November 30, 1999
                                      TOTAL RETURNS
                                  6 MONTHS      12 MONTHS
                                  --------      ---------
ALLIANCE TECHNOLOGY FUND
  Class A                          36.29%         74.67%
  Class B                          35.81%         73.44%
  Class C                          35.80%         73.40%

S&P 500 STOCK INDEX                 7.36%         20.89%

PSE HIGH TECHNOLOGY INDEX          43.50%         92.27%

LIPPER SCIENCE AND TECHNOLOGY
  FUND INDEX                       53.31%        100.74%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF NOVEMBER 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX COMPRISED OF 500 U.S. COMPANIES. THE PSE HIGH TECHNOLOGY INDEX IS A PRICE-WEIGHTED, BROAD-BASED INDEX, REPRESENTING 100 LISTED AND OVER-THE-COUNTER U.S. STOCKS DESIGNED TO MIRROR THE U.S. TECHNOLOGY SECTOR. THE PSE HIGH TECHNOLOGY INDEX IS DESIGNED TO REPRESENT THE ENTIRE U.S. TECHNOLOGY AND SCIENCE SECTOR, INCLUDING SUCH INDUSTRY GROUPS AS COMPUTER SOFTWARE PRODUCTS, INFORMATION PROCESSING SERVICES, MEDICAL TECHNOLOGY, BIOTECHNOLOGY, AMONG OTHERS. THE LIPPER SCIENCE AND TECHNOLOGY FUND INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS THAT HAVE A SCIENCE AND TECHNOLOGY INVESTMENT OBJECTIVE (ACCORDING TO LIPPER, THIS INVESTMENT OBJECTIVE INCLUDES THOSE FUNDS THAT INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS). THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET COMMENTARY
1999 was an unusual year for technology companies and a highly rewarding year for technology stocks. Several things marked the landscape last year, most having to do with the Internet. One was the large number of tech companies that went public, many of which saw substantial premiums to their initial offering prices on the first day. With the Internet still in its early stages of development, and with capital so readily available, this isn't too surprising. Nevertheless, some of this first day activity


1


                                                       Alliance Technology Fund
_______________________________________________________________________________

reflects a demand frenzy that concerns us. Another was the emergence during the holidays of a serious e-tailing season, with more people doing more of their holiday shopping on the Internet. Many of the so-called e-tailers will be seasonal operations with a narrow focus, but some will emerge with the brand name, distribution strengths and consumer appeal to become substantial companies in the so-called new economy. Business-to-business concepts based on the Web was another development last year and something that will eventually be much larger than the business-to-consumer opportunities that we have witnessed to date. Most corporations have major projects in this area, although almost all are in the evaluation or pilot stage. Another issue on everyone's mind last year was the Y2K challenge. As we had hoped and expected, it was much ado about very little--lots of preparation in time and dollars reduced the impact of this one-time event to little more than an annoyance.

OUTLOOK
Fourth quarter reports from a large number of tech companies are very upbeat and they set the stage for what should be a strong business environment in 2000. Heading the list of positive factors this year is the Y2K dividend. This "tax" is finally over and its passing will spur many new applications projects. Another driver will be the final introduction of Microsoft's Windows 2000, a much delayed operating system targeted at corporations. The surveys that we have seen suggest a rapid take-up of this new software in the second half of the year. Wireless data is finally beginning to emerge as another growth driver and it will introduce new kinds of Internet access appliances into our lives. It will also help the cellular handset infrastructure companies to continue their rapid growth, as telephony and data applications begin to merge. We believe that we are still in the earlier phases of a semiconductor recovery, driven by a shortage of production capacity, process changes and strong demand in most end markets. Finally, and as mentioned, the Internet is a major new force in corporate spending plans, as significant a change as we have seen in decades. It will change how commerce is conducted and be a catalyst for software, hardware and serious budgets in hundreds of industries. Our portfolio exposure to all of these trends--PCs, semiconductors, cellular companies and several Internet plays--will help us participate in all this change this year.

The issues we worry about and will monitor closely include the pattern of interest rates, the narrowness of the stock market as more and more emphasis is given to technology stocks and large-capitalization companies and the ongoing challenge of valuation. On the latter point, some tech stocks are too expensive and we will do our best to avoid any company with questionable or eroding fundamentals. Longer term, however, we are as convinced as ever that investing in tomorrow's technology winners will continue to be a very rewarding experience.

Sincerely,


John D. Carifa
President and Chairman


Peter Anastos
Portfolio Manager


Gerald T. Malone
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      Alliance Technology Fund
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      74.67%         67.26%
Five Years                    35.02%         33.85%
Ten Years                     27.76%         27.21%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      73.44%         69.44%
Five Years                    34.08%         34.08%
Since Inception*              33.10%         33.10%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      73.40%         72.40%
Five Years                    34.07%         34.07%
Since Inception*              33.09%         33.09%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1999)
                             CLASS A        CLASS B        CLASS C
                           ------------   ------------   ------------
1 Year                        64.48%         66.56%         69.54%
5 Years                       37.33%         37.56%         37.54%
10 Years                      29.42%         36.20%*        36.19%*


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Performance since the inception date of 5/3/93 for Class B and Class C shares.


3


                                                       Alliance Technology Fund
_______________________________________________________________________________

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/89 TO 11/30/99

$128,000
$108,000
$88,000
$68,000
$48,000
$28,000
$10,000
$8,000

PSEHIGH TECH INDEX: $123,965
ALLIANCE TECHNOLOGY FUND CLASS A: $110,953
S&P 500 STOCK INDEX:  $51,534

11/30/89   11/30/90   11/30/91   11/30/92   11/30/93   11/30/94   11/30/95
   11/30/96   11/30/97   11/30/98   11/30/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/89 to 11/30/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the overall U.S. stock market.

The unmanaged Pacific Stock Exchange (PSE)High Tech Index measures the performance of technology stocks traded on the Pacific Stock Exchange.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Alliance Technology Fund
Standard &Poor's 500 Stock Index
PSEHigh Tech Index


4


TEN LARGEST HOLDINGS
NOVEMBER 30, 1999                                      Alliance Technology Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                            VALUE          NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                           $  410,440,875         5.6%
America Online, Inc.                             355,572,712         4.8
Solectron Corp.                                  301,986,750         4.1
Dell Computer Corp.                              290,955,200         4.0
Nokia Corp. (ADR)                                282,330,881         3.9
Amdocs, Ltd.                                     264,754,269         3.6
Lexmark International Group, Inc. Cl.A           251,863,500         3.4
Sanmina Corp.                                    249,977,869         3.4
Applied Materials, Inc.                          239,923,279         3.3
Microsoft Corp.                                  225,859,983         3.1
                                              $2,873,665,318        39.2%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1999
_______________________________________________________________________________

                                                        SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                         BOUGHT        11/30/99
-------------------------------------------------------------------------------
Amdocs, Ltd.                                   7,524,100       7,524,100
America Online, Inc.                           3,452,800       4,891,800
First Data Corp.                               1,611,100       4,419,100
Gateway, Inc.                                  1,889,100       1,889,100
General Instrument Corp.                       1,667,000       1,667,000
Mannesmann AG (ADR)                              779,550         779,550
Microsoft Corp.                                  850,700       2,480,700
Motorola, Inc.                                 1,363,600       1,363,600
STMicroelectronics N.V.                          950,800         950,800
Yahoo, Inc.                                      876,800         876,800

                                                                HOLDINGS
SALES                                               SOLD        11/30/99
-------------------------------------------------------------------------------
Ceridian Corp.                                 3,525,500              -0-
Compaq Computer Corp.                          1,550,000       1,275,000
Equifax, Inc.                                    667,000              -0-
Galileo International, Inc.                    1,040,000         899,600
Ingram Micro, Inc. Cl.A                        1,985,700              -0-
International Business Machines Corp.          1,112,000              -0-
McKesson HBOC, Inc.                            1,753,424              -0-
MindSpring Enterprises, Inc.                     506,400              -0-
PMC-Sierra, Inc.                                 400,000       1,353,000
SunGard Data Systems, Inc.                     2,470,900              -0-


*    Adjusted for stock splits.


5


PORTFOLIO OF INVESTMENTS
November 30, 1999                                      Alliance Technology Fund
_______________________________________________________________________________

Company                                               Shares               Value
--------------------------------------------------------------------------------
COMMON STOCKS-92.3%
TECHNOLOGY-87.3%
COMMUNICATION
   EQUIPMENT-7.5%
General Instrument
   Corp. (a) ...........................           1,667,000     $  109,188,500
Motorola, Inc. .........................           1,363,600        155,791,300
Nokia Corp.
   (ADR) (Finland) .....................           2,043,100        282,330,881
                                                                 --------------
                                                                    547,310,681
                                                                 --------------
COMPUTER
   HARDWARE-7.1%
Apex, Inc. (a) .........................           2,095,350         49,240,725
Cobalt Networks, Inc. (a) ..............              11,200          1,890,700
Compaq Computer Corp. ..................           1,275,000         31,157,813
Dell Computer Corp. (a) ................           6,766,400        290,955,200
Gateway, Inc. (a) ......................           1,889,100        144,280,012
                                                                 --------------
                                                                    517,524,450
                                                                 --------------
COMPUTER
   PERIPHERALS-3.4%
Lexmark International
   Group, Inc. Cl.A (a) ................           3,034,500        251,863,500
                                                                 --------------
COMPUTER
   SERVICES-10.7%
Computer Sciences
   Corp. (a) ...........................           2,380,400        155,321,100
Convergys Corp. (a) ....................           1,208,000         32,993,500
DST Systems, Inc. (a) ..................           1,854,500        116,717,594
First Data Corp. .......................           4,419,100        191,126,075
Fiserv, Inc. (a) .......................           2,692,825         95,595,287
Galileo International, Inc. ............             899,600         28,787,200
Gartner Group, Inc. Cl.A ...............           1,181,600         13,588,400
IXL Enterprises, Inc. (a) ..............             545,500         19,638,000
Sabre Group Holdings
   Corp. (a) ...........................           1,235,000         56,192,500
Sapient Corp. (a) ......................             258,100         20,002,750
USWeb Corp. (a) ........................           1,332,000         55,194,750
                                                                 --------------
                                                                    785,157,156
                                                                 --------------
COMPUTER
   SOFTWARE-12.1%
Amdocs, Ltd. (a) .......................           7,524,100        264,754,269
BEA Systems, Inc. (a) ..................           1,548,500        125,815,625
I2 Technologies, Inc. (a) ..............           1,246,000        105,910,000
Microsoft Corp. (a) ....................           2,480,700        225,859,983
New Era of Networks,
   Inc. (a) ............................           1,807,400         86,981,125
Rational Software
   Corp. (a) ...........................           1,248,900         63,850,012
Vitria Technology, Inc. (a) ............             118,600         11,837,763
                                                                 --------------
                                                                    885,008,777
                                                                 --------------
CONTRACT
   MANUFACTURING-10.0%
DII Group, Inc. (a) ....................             548,900         34,649,312
Flextronics International,
   Ltd. (a) ............................             811,200         67,278,900
Jabil Circuit, Inc. (a) ................           1,206,100         77,115,019
Sanmina Corp. (a) ......................           2,600,550        249,977,869
Solectron Corp. (a) ....................           3,666,000        301,986,750
                                                                 --------------
                                                                    731,007,850
                                                                 --------------
INTERNET-10.7%
America Online, Inc. (a) ...............           4,891,800        355,572,712
CacheFlow, Inc. (a) ....................               9,200          1,393,800
DoubleClick, Inc. (a) ..................           1,205,600        192,971,350
eBay, Inc. (a) .........................             205,500         33,920,344
Inktomi Corp. (a) ......................              87,400         11,280,063
Yahoo!, Inc. (a) .......................             876,800        186,539,200
                                                                 --------------
                                                                    781,677,469
                                                                 --------------
NETWORKING
   SOFTWARE-5.6%
Cisco Systems, Inc. (a) ................           4,602,000        410,440,875
                                                                 --------------
SEMI-CONDUCTOR
   CAPITAL EQUIPMENT-7.2%
Amkor Technology, Inc. (a)  ............           1,964,000         53,028,000
Applied Materials, Inc. (a) ............           2,462,330        239,923,279
KLA-Tencor Corp. (a) ...................           1,235,900        104,510,794
Teradyne, Inc. (a) .....................           3,092,200        134,703,963
                                                                 --------------
                                                                    532,166,036
                                                                 --------------


6


                                                       Alliance Technology Fund
_______________________________________________________________________________

Company                                               Shares               Value
--------------------------------------------------------------------------------
SEMI-CONDUCTOR
   COMPONENTS-13.0%
Altera Corp. (a) .........................         3,408,300     $  183,622,162
Intel Corp. ..............................         1,749,000        134,126,438
PMC-Sierra, Inc. (a) .....................         1,353,000        139,443,562
STMicroelectronics N.V ...................           950,800        118,731,150
Texas Instruments, Inc. ..................         1,676,000        161,000,750
Xilinx, Inc. (a) .........................         2,455,000        219,722,500
                                                                 --------------
                                                                    956,646,562
                                                                 --------------
                                                                  6,398,803,356
                                                                 --------------
UTILITIES-3.6%
TELEPHONE UTILITY-3.6%
Mannesmann AG
   (ADR) (Germany) .......................           779,550        162,007,250
MCI WorldCom, Inc. (a) ...................         1,235,650        102,172,809
                                                                 --------------
                                                                    264,180,059
                                                                 --------------
CONSUMER SERVICES-1.4%
RETAIL - GENERAL
   MERCHANDISE-1.4%
Tandy Corp. ..............................         1,312,200        100,547,325
                                                                 --------------
Total Common Stocks
   (cost $3,520,112,653) .................                        6,763,530,740
                                                                 --------------
PRIVATE PLACEMENT-0.0%
Interactive Light
   Holdings, Inc. (a)(b)
   (cost $692,548) .......................           287,572            692,548
                                                                 --------------

                                                    Principal
                                                      Amount
Company                                               (000)                Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENTS-11.5%
COMMERCIAL PAPER-5.4%
American Express Co.
   5.48%, 12/07/99 .......................       $   100,000     $   99,908,667
Ford Motor Credit Co.
   5.47%, 12/16/99 .......................           100,000         99,771,875
Prudential Funding
   5.36%, 12/07/99 .......................           100,000         99,910,667
   5.44%, 12/14/99 .......................           100,000         99,803,555
                                                                 --------------
                                                                    399,394,764
                                                                 --------------

TIME DEPOSIT-6.1%
State Street Euro Dollar
   5.00%, 12/01/99 .......................           444,291        444,291,000
                                                                 --------------

Total Short-Term
   Investments
   (amortized cost
   $843,685,764) .........................                          843,685,764
                                                                 --------------

TOTAL INVESTMENTS-103.8%
   (cost $4,364,490,965) .................                        7,607,909,052
Other assets
   less liabilities-(3.8%)  ..............                         (280,153,888)
                                                                 --------------
NET ASSETS-100% ..........................                       $7,327,755,164
                                                                 ==============


(a)   Non-income producing security.

(b)   Illiquid security, valued at fair value (see Notes A & F).

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999                                      Alliance Technology Fund
_______________________________________________________________________________

ASSETS
   Investments in securities, at value (cost $4,364,490,965) ............    $7,607,909,052
   Cash .................................................................               610
   Receivable for capital stock sold ....................................        62,956,793
   Receivable for investment securities sold ............................        32,896,011
   Interest and dividends receivable ....................................           114,177
                                                                             --------------
   Total assets .........................................................     7,703,876,643

LIABILITIES
   Payable for investment securities purchased ..........................       314,962,350
   Payable for capital stock redeemed ...................................        38,627,193
   Advisory fee payable .................................................        18,319,388
   Distribution fee payable .............................................         1,376,770
   Accrued expenses and other liabilities ...............................         2,835,778
                                                                             --------------
   Total liabilities ....................................................       376,121,479
NET ASSETS ..............................................................    $7,327,755,164
                                                                             ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par ................................................    $      680,685
   Additional paid-in capital ...........................................     3,814,923,032
   Accumulated net realized gain on investment and written
     option transactions ................................................       268,733,360
   Net unrealized appreciation of investments ...........................     3,243,418,087
                                                                             --------------
                                                                             $7,327,755,164
                                                                             ==============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($2,167,059,790 / 19,443,359 shares of capital stock
     issued and outstanding) ............................................           $111.46
   Sales charge--4.25% of public offering price .........................              4.95
                                                                                    -------
   Maximum offering price ...............................................           $116.41
                                                                                    =======
   Class B Shares
   Net asset value and offering price per share
     ($3,922,583,822 / 37,101,760 shares of capital stock
     issued and outstanding) ............................................           $105.73
                                                                                    =======
   Class C Shares
   Net asset value and offering price per share
     ($907,707,569 / 8,588,707 shares of capital
     stock issued and outstanding) ......................................           $105.69
                                                                                    =======
   Advisor Class Shares
   Net asset value, redemption and offering price
     per share ($330,403,983 / 2,934,706 shares of
   capital stock issued and outstanding) ................................           $112.59
                                                                                    =======


See notes to financial statements.


8


STATEMENT OF OPERATIONS
Year Ended November 30, 1999                           Alliance Technology Fund
_______________________________________________________________________________

INVESTMENT INCOME
   Interest ............................................    $  21,551,153
   Dividends (net of foreign taxes withheld of $271,360)        5,045,720     $    26,596,873
                                                            -------------
EXPENSES
   Advisory fee ........................................       52,868,775
   Distribution fee - Class A ..........................        4,273,345
   Distribution fee - Class B ..........................       25,416,842
   Distribution fee - Class C ..........................        5,486,797
   Transfer agency .....................................       10,024,493
   Printing ............................................        1,782,771
   Registration ........................................          850,412
   Custodian ...........................................          360,322
   Taxes ...............................................          311,175
   Audit and legal .....................................          152,062
   Administrative ......................................          128,000
   Directors' fees .....................................          105,000
   Miscellaneous .......................................          136,592
                                                            -------------
   Total expenses ......................................      101,896,586
   Less: expense offset arrangement (see Note B) .......         (539,198)
                                                            -------------
   Net expenses ........................................                          101,357,388
                                                                              ---------------
   Net investment loss .................................                          (74,760,515)
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ........                          352,452,909
   Net realized loss on written option transactions ....                           (5,449,855)
   Net change in unrealized appreciation of:
     Investments .......................................                        2,307,327,580
     Written options ...................................                             (576,727)
                                                                              ---------------
   Net gain on investments .............................                        2,653,753,907
                                                                              ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............                      $ 2,578,993,392
                                                                              ===============


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS                     Alliance Technology Fund
_______________________________________________________________________________

                                                                          Year Ended          Year Ended
                                                                         November 30,        November 30,
                                                                             1999                1998
                                                                       ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ............................................    $   (74,760,515)    $   (36,912,043)
   Net realized gain on investments and written option transactions        347,003,054         222,858,575
   Net change in unrealized appreciation of investments and options      2,306,750,853         401,258,201
                                                                       ---------------     ---------------
   Net increase in net assets from operations .....................      2,578,993,392         587,204,733
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments
     Class A ......................................................        (62,357,963)         (6,722,769)
     Class B ......................................................       (117,727,553)        (11,607,315)
     Class C ......................................................        (21,549,871)         (2,036,454)
     Advisor Class ................................................        (17,168,091)         (1,788,297)
CAPITAL STOCK TRANSACTIONS
   Net increase ...................................................      2,150,736,566         222,313,081
                                                                       ---------------     ---------------
   Total increase .................................................      4,510,926,480         787,362,979
NET ASSETS
   Beginning of year ..............................................      2,816,828,684       2,029,465,705
                                                                       ---------------     ---------------
   End of year ....................................................    $ 7,327,755,164     $ 2,816,828,684
                                                                       ===============     ===============


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
November 30, 1999                                      Alliance Technology Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is regis tered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution ex penses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution ex penses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


11


NOTES TO FINANCIAL STATEMENTS (continued)              Alliance Technology Fund
_______________________________________________________________________________

During the current fiscal year, permanent differences, primarily due to net investment losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment and option transactions. This reclassification had no effect on net assets.


NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $128,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,760,075 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $539,198 under an expense off set arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,410,619 from the sales of Class A shares and $39,709, $3,373,129 and $211,340 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.

Brokerage commissions paid on investment transactions for the year ended November 30, 1999 amounted to $4,304,433, of which $374,946 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, none of which was paid to DLJ directly.


NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agree ment, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $69,446,278 and $4,215,524 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of un reimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $3,877,665,014 and $2,352,461,552, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was $4,368,310,558. Ac-


12


                                                       Alliance Technology Fund
_______________________________________________________________________________

cordingly, gross unrealized appreciation of investments was $3,275,906,373 and gross unrealized depreciation of in vestments was $36,307,879 resulting in net unrealized appreciation of $3,239,598,494.

Option Transactions

For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended November 30, 1999 were as follows:

                                                      Number of
                                                      Contracts       Premiums
                                                     -----------    -----------

Options outstanding at beginning of the year ......        1,500    $   670,477
Options written ...................................       14,495      6,548,748
Options terminated in closing purchase transactions       (3,500)    (1,004,966)
Options expired ...................................      (12,495)    (6,214,259)
                                                     -----------    -----------
Options outstanding at November 30, 1999 ..........          -0-    $       -0-
                                                     ===========    ===========


13


NOTES TO FINANCIAL STATEMENTS (continued)              Alliance Technology Fund
_______________________________________________________________________________

NOTE E: Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ----------------------------------    -----------------------------------
                                                 Shares                                Amount
                                   ----------------------------------    -----------------------------------
                                     Year Ended         Year Ended         Year Ended         Year Ended
                                     November 30,       November 30,       November 30,       November 30,
                                         1999              1998               1999               1998
                                   ---------------    ---------------    ---------------    ---------------
Class A
Shares sold ....................        48,158,052         18,339,548    $ 4,282,232,634    $ 1,112,007,521
Shares issued in reinvestment of
   distributions ...............           818,921            111,053         56,434,216          5,938,826
Shares converted from Class B ..           179,018            126,597         15,931,334          7,557,381
Shares redeemed ................       (41,734,391)       (18,030,124)    (3,717,567,978)    (1,098,740,276)
                                   ---------------    ---------------    ---------------    ---------------
Net increase ...................         7,421,600            547,074    $   637,030,206    $    26,763,452
                                   ===============    ===============    ===============    ===============
Class B
Shares sold ....................        17,813,433          6,726,295    $ 1,500,823,911    $   384,268,932
Shares issued in reinvestment of
   distributions ...............         1,659,877            209,384        109,253,532         10,806,491
Shares converted to Class A ....          (188,164)          (131,650)       (15,931,334)        (7,557,381)
Shares redeemed ................        (4,852,485)        (4,169,685)      (403,812,165)      (239,143,056)
                                   ---------------    ---------------    ---------------    ---------------
Net increase ...................        14,432,661          2,634,344    $ 1,190,333,944    $   148,374,986
                                   ===============    ===============    ===============    ===============
Class C
Shares sold ....................        16,762,551         12,127,622    $ 1,400,120,630    $   691,867,198
Shares issued in reinvestment of
   distributions ...............           306,206             35,117         20,148,985          1,812,439
Shares redeemed ................       (12,607,292)       (11,539,122)    (1,053,263,050)      (662,671,845)
                                   ---------------    ---------------    ---------------    ---------------
Net increase ...................         4,461,465            623,617    $   367,006,565    $    31,007,792
                                   ===============    ===============    ===============    ===============
Advisor Class
Shares sold ....................         4,254,845          3,484,871    $   373,307,248    $   207,978,384
Shares issued in reinvestment of
   distributions ...............           242,885             32,400         16,853,793          1,738,611
Shares redeemed ................        (4,898,671)        (3,240,614)      (433,795,190)      (193,550,144)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease) ........          (400,941)           276,657    $   (43,634,149)   $    16,166,851
                                   ===============    ===============    ===============    ===============


NOTE F: Illiquid Security
                                                 Date Acquired        Cost
                                                 -------------   ---------------

Interactive Light Holdings, Inc.................    2/08/99         $692,548

The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at November 30, 1999 was $692,548, representing .01% of net assets.


14


                                                       Alliance Technology Fund
_______________________________________________________________________________

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1999.


15


FINANCIAL HIGHLIGHTS                                   Alliance Technology Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                    ------------------------------------------------------------------------------
                                                                                        CLASS A
                                                    ------------------------------------------------------------------------------
                                                                                Year Ended November 30,
                                                    ------------------------------------------------------------------------------
                                                         1999             1998             1997             1996          1995
                                                    -------------      -----------      -----------      -----------   -----------
Net asset value, beginning of year ..............   $       68.60      $     54.44      $     51.15      $     46.64   $     31.98
                                                    -------------      -----------      -----------      -----------   -----------

Income From Investment Operations

Net investment loss (a) .........................            (.99)            (.68)            (.51)            (.39)         (.30)
Net realized and unrealized gain on
  investment and written option transactions ....           49.02            15.42             4.22             7.28         18.13
                                                    -------------      -----------      -----------      -----------   -----------
Net increase in net asset value from
  operations ....................................           48.03            14.74             3.71             6.89         17.83
                                                    -------------      -----------      -----------      -----------   -----------

Less: Distributions

Distributions from net realized gains ...........           (5.17)            (.58)            (.42)           (2.38)        (3.17)
                                                    -------------      -----------      -----------      -----------   -----------
Net asset value, end of year ....................   $      111.46      $     68.60      $     54.44      $     51.15   $     46.64
                                                    =============      ===========      ===========      ===========   ===========
Total Return

Total investment return based on net
  asset value (b)................................           74.67%           27.36%            7.32%           16.05%        61.93%

Ratios/Supplemental Data

Net assets, end of year (000's omitted) .........   $   2,167,060      $   824,636      $   624,716      $   594,861   $   398,262
Ratio of expenses to average net assets .........            1.68%(c)         1.66%(c)         1.67%(c)         1.74%         1.75%
Ratio of net investment loss to average
  net assets ....................................           (1.11)%          (1.13)%           (.97)%           (.87)%        (.77)%
Portfolio turnover rate .........................              54%              67%              51%              30%           55%


See footnote summary on page 19.


16


                                                       Alliance Technology Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                       ---------------------------------------------------------------------------
                                                                                        CLASS B
                                                       ---------------------------------------------------------------------------
                                                                                Year Ended November 30,
                                                       ---------------------------------------------------------------------------
                                                          1999              1998              1997             1996         1995
                                                       ----------        ----------        ----------        --------     --------
Net asset value, beginning of year .................   $    65.75        $    52.58        $    49.76        $  45.76     $  31.61
                                                       ----------        ----------        ----------        --------     --------
Income From Investment Operations

Net investment loss (a) ............................        (1.54)            (1.08)             (.88)           (.70)        (.60)
Net realized and unrealized gain on investment and
   written option transactions .....................        46.69             14.83              4.12            7.08        17.92
                                                       ----------        ----------        ----------        --------     --------
Net increase in net asset value from operations ....        45.15             13.75              3.24            6.38        17.32
                                                       ----------        ----------        ----------        --------     --------
Less: Distributions

Distributions from net realized gains ..............        (5.17)             (.58)             (.42)          (2.38)       (3.17)
                                                       ----------        ----------        ----------        --------     --------
Net asset value, end of year .......................   $   105.73        $    65.75        $    52.58        $  49.76     $  45.76
                                                       ==========        ==========        ==========        ========     ========
Total Return

Total investment return based on net asset value (b)        73.44%            26.44%             6.57%          15.20%       60.95%

Ratios/Supplemental Data

Net assets, end of year (000's omitted) ............   $3,922,584        $1,490,578        $1,053,436        $660,921     $277,111
Ratio of expenses to average net assets ............         2.39%(c)          2.39%(c)          2.38%(c)        2.44%        2.48%
Ratio of net investment loss to average net assets .        (1.83)%           (1.86)%           (1.70)%         (1.61)%      (1.47)%
Portfolio turnover rate ............................           54%               67%               51%             30%          55%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (continued)                       Alliance Technology Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                       --------------------------------------------------------------------------
                                                                                           CLASS C
                                                       --------------------------------------------------------------------------
                                                                                   Year Ended November 30,
                                                       --------------------------------------------------------------------------
                                                         1999              1998              1997              1996         1995
                                                       --------          --------          --------          --------     -------

Net asset value, beginning of year .................   $  65.74          $  52.57          $  49.76          $  45.77     $ 31.61
                                                       --------          --------          --------          --------     -------
Income From Investment Operations

Net investment loss (a) ............................      (1.57)            (1.08)             (.88)             (.70)       (.58)
Net realized and unrealized gain on investment and
   written option transactions .....................      46.69             14.83              4.11              7.07       17.91
                                                       --------          --------          --------          --------     -------
Net increase in net asset value from operations ....      45.12             13.75              3.23              6.37       17.33
                                                       --------          --------          --------          --------     -------
Less: Distributions

Distributions from net realized gains ..............      (5.17)             (.58)             (.42)            (2.38)      (3.17)
                                                       --------          --------          --------          --------     -------
Net asset value, end of year .......................   $ 105.69          $  65.74          $  52.57          $  49.76     $ 45.77
                                                       ========          ========          ========          ========     =======
Total Return

Total investment return based on net asset value (b)      73.40%            26.44%             6.55%            15.17%      60.98%

Ratios/Supplemental Data

Net assets, end of year (000's omitted) ............   $907,707          $271,320          $184,194          $108,488     $43,161
Ratio of expenses to average net assets ............       2.41%(c)          2.40%(c)          2.38%(c)          2.44%       2.48%
Ratio of net investment loss to average net assets .      (1.85)%           (1.87)%           (1.70)%           (1.60)%     (1.47)%
Portfolio turnover rate ............................         54%               67%               51%               30%         55%


See footnote summary on page 19.


18


                                                       Alliance Technology Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------------------------
                                                                                     ADVISOR CLASS
                                                          ----------------------------------------------------------------
                                                                                                              October 2,
                                                                                                                 1996(d)
                                                                     Year Ended November 30,                       to
                                                          ----------------------------------------------      November 30,
                                                            1999               1998               1997            1996
                                                          --------           --------           --------      ------------
Net asset value, beginning of period ...............      $  69.04           $  54.63           $  51.17        $  47.32
                                                          --------           --------           --------        --------
Income From Investment Operations

Net investment loss (a) ............................          (.68)              (.50)              (.45)           (.05)
Net realized and unrealized gain on investment and
   written option transactions .....................         49.40              15.49               4.33            3.90
                                                          --------           --------           --------        --------
Net increase in net asset value from operations ....         48.72              14.99               3.88            3.85
                                                          --------           --------           --------        --------
Less: Distributions

Distributions from net realized gains ..............         (5.17)              (.58)              (.42)            -0-
                                                          --------           --------           --------        --------
Net asset value, end of period .....................      $ 112.59           $  69.04           $  54.63        $  51.17
                                                          ========           ========           ========        ========
Total Return

Total investment return based on net asset value (b)         75.22%             27.73%              7.65%           8.14%

Ratios/Supplemental Data

Net assets, end of period (000's omitted) ..........      $330,404           $230,295           $167,120        $    566
Ratio of expenses to average net assets ............          1.35%(c)           1.37%(c)           1.39%(c)        1.75%(e)
Ratio of net investment loss to average net assets .          (.78)%             (.84)%             (.81)%         (1.21)%(e)
Portfolio turnover rate ............................            54%                67%                51%             30%


(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                             Year Ended November 30,
                                         1999          1998          1997
                                        ------        ------        ------
      Class A ..................         1.66%         1.65%         1.66%
      Class B ..................         2.38%         2.38%         2.36%
      Class C ..................         2.40%         2.38%         2.37%
      Advisor Class ............         1.34%         1.36%         1.38%

(d)   Commencement of distribution.

(e)   Annualized.


19


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   Alliance Technology Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors
Alliance Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
January 6, 2000

FEDERAL INCOME TAX INFORMATION (unaudited)
-------------------------------------------------------------------------------

In order to meet certain requirements of the Internal Revenue Code we are advising you that $218,803,478 of the capital gain distributions paid by the Fund during the fiscal year November 30, 1999 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


20


                                                       Alliance Technology Fund
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
GERALD T. MALONE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


22


ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECAR1199